UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 1, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



          STATE OF DELAWARE                  1-143           38-0572515
          -----------------                  -----           ----------
      (State or other jurisdiction of     (Commission     (I.R.S. Employer
      Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center,                                48265-3000
      Detroit, Michigan                                      (Zip Code)
      -----------------------------------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On October 1, 2004, General Motors Corporation (GM) issued a news release announcing September 2004 sales. The release is as follows:

GM Reports September Sales of 458,799, Up 20 Percent

GM Sets All-Time Industry Sales Records for Trucks, SUVs and Full-Size Pickups

Chevrolet Posts Best Sales Since October 2001; GMC Since December 2002

DETROIT - General Motors dealers sold 458,799 new cars and trucks in September, up 20 percent compared to year-ago levels. GM's truck sales (287,129) were up
32.5 percent, and car sales (171,670) were up 3 percent. Third-quarter sales (1,324,685) were up 2 percent.

"GM's September results included all-time industry record sales of trucks, SUVs and full-size pickups," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Chevrolet enjoyed its best month since October 2001, with strong sales of Aveo, Malibu, Equinox and Colorado. Other launch products - Cadillac SRX, GMC Canyon and Pontiac GTO - also had strong sales. New vehicles such as Chevrolet Cobalt, Pontiac G6 and Buick LaCrosse should add to the sales excitement."

GM Truck Sales

GM's truck lineup posted industry-record September sales. Full-size pickups and sport utility vehicles both set industry sales records. Full-size pickup deliveries (108,742) posted a 42 percent gain, led by record Chevrolet full-size pickup sales, up 41 percent, and record GMC Sierra sales, up 47 percent. This is the eighth consecutive month that GM full-size pickups led the industry. Deliveries of medium pickups were up 33 percent (16,022), as Chevrolet Colorado and GMC Canyon continued to build sales strength.

GM again set a new industry benchmark for utility vehicle sales. SUV sales (134,819) improved 35 percent compared to year-ago levels, surpassing the 100,000-unit sales mark for the sixth month this year. Third-quarter utility sales gained 12 percent (382,076), also setting another record.

September deliveries of medium utilities (54,212) improved 41 percent, led by record Chevrolet TrailBlazer sales, up 57 percent (28,175) and record GMC Envoy sales, up 62 percent (14,792). Medium utility sales increased 12 percent in the third quarter (160,954), setting an industry record.

Small utilities continued to gain sales strength in September, with 19,456 deliveries, a 109 percent increase compared to last year. Chevrolet Equinox had its best sales month since launch with 12,126 deliveries, a 41 percent improvement over August. Small utility sales were up 66 percent in the third quarter (52,542).

GM Car Sales

GM car sales rose 3 percent compared to last September. There were several pockets of strength. Cadillac CTS continued its record sales momentum with a 28 percent increase in September (4,202) and a 21 percent sales improvement in the third quarter (13,831). Malibu sales were up 144 percent in September (18,469) and 123 percent in the third quarter (61,183)

Divisional Highlights

Chevrolet - Chevrolet sales in September were up 36 percent (283,264), led by very strong truck sales (193,476), which improved 37 percent. In addition to Equinox and TrailBlazer, Silverado sales were up 46 percent (77,007), a new September record. Colorado posted its best sales since its introduction (12,493). Chevrolet car sales were solid in September with 89,788 deliveries, a 35 percent improvement over last year. In addition to strong Malibu sales, Aveo posted 6,195 deliveries and Corvette set a new monthly sales record (3,705). Chevrolet's third-quarter sales were up 8 percent compared to year-ago levels (795,918). Car sales increased 20 percent (264,648) in the third quarter.

Cadillac - Cadillac sales in September were up 2 percent. Its record-setting truck sales pace continued in September with 7,863 deliveries, a 28 percent improvement. Escalade ESV sales (1,521) were up 23 percent, a new monthly record, and SRX deliveries were 2,439. Cadillac's third-quarter performance was strong, as evidenced by a total sales improvement of 9 percent (63,453) and a 51 percent increase in truck sales (24,318).

GMC - GMC continued its exceptional sales pace with record sales (62,754), up 32 percent compared to last September. It remains on track to exceed 600,000 sales for the first time in its history. Envoy established a new monthly sales record (14,792), up 62 percent and Canyon had 2,999 deliveries. GMC's third-quarter sales improved 7 percent compared to year-ago levels (174,604) and set a new third quarter record.

Pontiac - Bonneville sales (2,884), buoyed by GXP deliveries, jumped 137 percent in September. GTO had its best sales since launch with 2,678 deliveries, up 177 percent compared to August and its best monthly sales since launch. Vibe had record September sales, up 61 percent (5,227). Third-quarter Bonneville sales were up 84 percent (9,733), and Vibe deliveries improved 32 percent (16,040), a monthly record. The all-new G6s are arriving in dealers' showrooms.

Saturn - Saturn Ion sales increased 29.5 percent compared to last September (9,816).

Buick - Buick truck sales were up 45 percent in September (7,888), with Rainier posting its best sales since launch with 3,338 deliveries. Third-quarter truck sales rose 30 percent (22,395).

Certified Used Vehicles

September sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 43,612 units, up 14 percent from September 2003. Year-to-date sales were up 10 percent. GM's third-quarter sales of 132,741 units set a new quarterly high for the certified category.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted September sales of 36,854 units, up 15 percent from year-ago levels. GM Certified Used Vehicles continued to lead all certified pre-owned brands industry-wide with calendar year-to-date sales of 328,723 units, an 11 percent increase from the same period last year.

Cadillac Certified Pre-owned Vehicles posted sales of 3,301 units, up 24 percent from last September. Used Cars from Saturn sold 2,811 units, up 4 percent. Saab Certified Pre-Owned Vehicles sold 646 units, down 26 percent.

"With record quarterly sales, GM is building momentum as the category leader in certified pre-owned sales," Smith said. "GM Certified Used Vehicles sales were up 15 percent in September and 11 percent year-to-date, while Cadillac Certified Pre-Owned recorded a strong 24 percent increase in September. GM continues to drive the certified segment, with 2004 sales up more than 10 percent through September."

GM North America 2004 Calendar Year Production Forecast Unchanged at 5.22 Million Vehicles

In September, GM North America produced 469,000 vehicles (183,500 cars and 285,500 trucks) in North America, compared to 518,000 vehicles (215,000 cars and 303,000 trucks) produced in September 2003. Production totals include joint venture production of 21,000 vehicles in September 2004 and 15,500 vehicles in September 2003.

In the third quarter, GM North America built 1.209 million vehicles (463,000 cars and 746,000 trucks), up approximately 9,000 vehicles from last month's guidance. In the third quarter of 2003, GM North America built 1.245 million vehicles (492,000 cars and 753,000 trucks).

In addition, GM North America's current fourth-quarter production forecast is
1.28 million vehicles (479,000 cars and 801,000 trucks), down 10,000 vehicles from last month's initial guidance. In the fourth quarter of 2003, GM North America built 1.385 million vehicles (558,000 cars and 827,000 trucks). GM North America's current 2004 calendar year production forecast is 5.22 million vehicles, unchanged from last month's guidance.

GM also announced current third-quarter and fourth-quarter production forecasts for its international regions:

GM Europe - The region's current third-quarter forecast is 398,000 vehicles, down 3,000 vehicles from last month's forecast of 401,000 vehicles. In the third quarter of 2003, GM Europe built 393,000 vehicles. The region's current fourth-quarter forecast is 448,000 vehicles, down 29,000 vehicles from last month's initial guidance of 477,000 vehicles. In the fourth quarter of 2003, the region built 446,000 vehicles.

GM Asia Pacific - The region's current third-quarter production forecast is 151,000 vehicles, down 1,000 vehicles from last month's guidance. In the third quarter of 2003, the Asia Pacific region built 120,000 vehicles. GM Asia Pacific's current fourth-quarter production forecast is 167,000 vehicles, up 5,000 vehicles from last month's guidance. In the fourth quarter of 2003, the region built 133,000 vehicles.

GM Latin America, Africa and Middle East - GM's current third-quarter production guidance for the region is 189,000 vehicles, down 1,000 vehicles from last month's guidance. The region built 135,000 vehicles in the third quarter of 2003. The region's revised fourth-quarter forecast is 193,000 vehicles, up 4,000 vehicles from last month's initial guidance. In the fourth quarter of 2003, the region built 157,000 vehicles.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                September              January - September
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   24         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total        458,799   367,496     19.9  3,620,306   3,582,279     1.1
-------------------------------------------------------------------------------
Car Total            171,670   159,416      3.4  1,468,651   1,499,487    -2.1
-------------------------------------------------------------------------------
Truck Total          287,129   208,080     32.5  2,151,655   2,082,792     3.3
-------------------------------------------------------------------------------
Light Truck Total    283,161   204,790     32.7  2,116,080   2,052,791     3.1
-------------------------------------------------------------------------------
Light Vehicle Total  454,831   364,206     19.9  3,584,731   3,552,278     0.9
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                September              January - September

                      ---------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                 25,429    24,391      0.1    249,179     257,767    -3.3
Cadillac              19,762    18,629      1.8    169,445     153,680    10.3
Chevrolet            283,264   199,773     36.1  2,108,197   2,006,939     5.0
GMC                   62,754    45,585     32.2    457,726     425,989     7.5
HUMMER                 2,548     2,837    -13.8     20,284      25,453   -20.3
Oldsmobile             1,169    10,872    -89.7     27,218      96,432   -71.8
Other - Isuzu          1,022     1,006     -2.5     10,598       9,598    10.4
Pontiac               42,495    42,920     -5.0    377,806     352,201     7.3
Saab                   3,102     4,374    -31.9     28,915      37,459   -22.8
Saturn                17,254    17,109     -3.2    170,938     216,761   -21.1
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  159,695   155,042     -1.1  1,393,219   1,462,013    -4.7
-------------------------------------------------------------------------------
Light Truck          283,161   204,790     32.7  2,116,080   2,052,791     3.1
-------------------------------------------------------------------------------

Twenty-five selling days for the September period this year and twenty-four for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                September            January - September
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004        2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     25       24
-------------------------------------------------------------------------------
Century                4,153     7,388    -46.0     61,544      74,932   -17.9
LeSabre               10,966     7,738     36.0     94,184      93,371     0.9
Park Avenue            1,533     1,931    -23.8     14,811      20,034   -26.1
Regal                    889     2,101    -59.4     12,856      18,353   -30.0
      Buick Total     17,541    19,158    -12.1    183,395     206,690   -11.3
-------------------------------------------------------------------------------
Catera                     0         0    ***.*          0          15   ***.*
CTS                    4,202     3,151     28.0     43,064      37,229    15.7
DeVille                5,989     8,103    -29.0     52,490      59,856   -12.3
Eldorado                   0         1    ***.*          7         188   -96.3
Seville                  252     1,393    -82.6      3,063      14,584   -79.0
STS                    1,187         0    ***.*      1,234           0   ***.*
XLR                      269        85    203.8      2,747          85   ***.*
     Cadillac Total   11,899    12,733    -10.3    102,605     111,957    -8.4
-------------------------------------------------------------------------------
Aveo                   6,195         0    ***.*     38,288           0   ***.*
Camaro                     0        22    ***.*        127       1,072   -88.2
Cavalier              19,031    17,684      3.3    163,281     194,035   -15.8
Classic                5,056     8,677    -44.1     73,664      24,991   194.8
Corvette               3,705     1,615    120.2     27,652      22,675    21.9
Impala                30,776    22,298     32.5    219,452     216,449     1.4
Lumina                     0         0    ***.*          0          15   ***.*
Malibu                18,469     7,278    143.6    127,337     100,611    26.6
Metro                      0         0    ***.*          0           1   ***.*
Monte Carlo            5,765     6,249    -11.4     44,312      51,862   -14.6
Prizm                      0         0    ***.*          5          16   -68.8
SSR                      791         0    ***.*      7,240           1   ***.*
    Chevrolet Total   89,788    63,823     35.1    701,358     611,728    14.7
-------------------------------------------------------------------------------
Alero                    557     9,335    -94.3     19,104      74,204   -74.3
Aurora                     6       123    -95.3        193       2,910   -93.4
Intrigue                   0        18    ***.*         55         751   -92.7
    Oldsmobile Total     563     9,476    -94.3     19,352      77,865   -75.1
-------------------------------------------------------------------------------
Bonneville             2,884     1,169    136.8     25,380      18,295    38.7
Firebird                   0        20    ***.*        109         876   -87.6
G6                       924         0    ***.*        924           0   ***.*
Grand Am              12,666    16,176    -24.8    120,213     116,502     3.2
Grand Prix            10,607    15,552    -34.5    102,034      85,960    18.7
GTO                    2,678         0    ***.*      8,229           0   ***.*
Sunfire                2,934     3,259    -13.6     27,563      33,029   -16.5
Vibe                   5,227     3,117     61.0     47,529      46,249     2.8
     Pontiac Total    37,920    39,293     -7.4    331,981     300,911    10.3
-------------------------------------------------------------------------------
9-2X                     316         0    ***.*        726           0   ***.*
9-3                    1,933     2,922    -36.5     20,922      26,653   -21.5
9-5                      853     1,452    -43.6      7,267      10,806   -32.8
       Saab Total      3,102     4,374    -31.9     28,915      37,459   -22.8
-------------------------------------------------------------------------------
ION                    9,816     7,279     29.5     83,836      89,443    -6.3
Saturn L Series        1,041     3,209    -68.9     17,209      56,562   -69.6
Saturn S Series            0        71    ***.*          0       6,872   ***.*
      Saturn Total    10,857    10,559     -1.3    101,045     152,877   -33.9
-------------------------------------------------------------------------------
        GM Total     171,670   159,416      3.4  1,468,651   1,499,487    -2.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   159,695   155,042     -1.1  1,393,219   1,462,013    -4.7
-------------------------------------------------------------------------------
GM Import             11,975     4,374    162.8     75,432      37,474   101.3
-------------------------------------------------------------------------------
        GM Total     171,670   159,416      3.4  1,468,651   1,499,487    -2.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                September            January - September
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004        2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     25       24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           17,541    19,158    -12.1    183,395     206,690   -11.3
Cadillac Total        11,899    12,733    -10.3    102,605     111,942    -8.3
Chevrolet Total       83,593    63,823     25.7    663,070     611,728     8.4
Oldsmobile Total         563     9,476    -94.3     19,352      77,865   -75.1
Pontiac Total         35,242    39,293    -13.9    323,752     300,911     7.6
Saturn Total          10,857    10,559     -1.3    101,045     152,877   -33.9
     GM North America
      Total*         159,695   155,042     -1.1  1,393,219   1,462,013    -4.7
-------------------------------------------------------------------------------
Cadillac Total             0         0    ***.*          0          15   ***.*
Chevrolet Total        6,195         0    ***.*     38,288           0   ***.*
Pontiac Total          2,678         0    ***.*      8,229           0   ***.*
Saab Total             3,102     4,374    -31.9     28,915      37,459   -22.8
     GM Import Total  11,975     4,374    162.8     75,432      37,474   101.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           25,429    24,391      0.1    249,179     257,767    -3.3
Cadillac Total        19,762    18,629      1.8    169,445     153,680    10.3
Chevrolet Total      283,264   199,773     36.1  2,108,197   2,006,939     5.0
GMC Total             62,754    45,585     32.2    457,726     425,989     7.5
HUMMER Total           2,548     2,837    -13.8     20,284      25,453   -20.3
Oldsmobile Total       1,169    10,872    -89.7     27,218      96,432   -71.8
Other-Isuzu Total      1,022     1,006     -2.5     10,598       9,598    10.4
Pontiac Total         42,495    42,920     -5.0    377,806     352,201     7.3
Saab Total             3,102     4,374    -31.9     28,915      37,459   -22.8
Saturn Total          17,254    17,109     -3.2    170,938     216,761   -21.1
     GM Total        458,799   367,496     19.9  3,620,306   3,582,279     1.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                September            January - September
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004        2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     25       24
-------------------------------------------------------------------------------
Rainier                3,338       280    ***.*     17,880         322   ***.*
Rendezvous             4,550     4,953    -11.8     47,904      50,755    -5.6
    Total Buick        7,888     5,233     44.7     65,784      51,077    28.8
-------------------------------------------------------------------------------
Escalade               3,169     3,385    -10.1     26,798      24,653     8.7
Escalade ESV           1,521     1,190     22.7     11,104       8,946    24.1
Escalade EXT             734     1,064    -33.8      7,279       7,861    -7.4
SRX                    2,439       257    811.1     21,659         263   ***.*
  Total Cadillac       7,863     5,896     28.0     66,840      41,723    60.2
-------------------------------------------------------------------------------
Astro                  1,884     2,772    -34.8     25,615      32,037   -20.0
C/K Suburban(Chevy)   12,987    11,367      9.7     89,748      95,155    -5.7
Chevy C/T Series          25        49    -51.0        286         661   -56.7
Chevy W Series           292       228     22.9      1,867       1,677    11.3
Colorado              12,493         0    ***.*     85,193           0   ***.*
Equinox               12,126         0    ***.*     51,007           0   ***.*
Express Cutaway/G Cut  2,352     1,547     46.0     15,293      14,071     8.7
Express Panel/G Van    6,052     4,484     29.6     55,386      51,576     7.4
Express/G Sportvan     1,428     1,075     27.5     14,354      12,486    15.0
Kodiak 4/5 Series        992       521     82.8      6,288       5,368    17.1
Kodiak 6/7/8 Series      230       180     22.7      2,630       1,744    50.8
S/T Blazer             1,705     3,513    -53.4     30,089      36,806   -18.2
S/T Pickup               368     9,054    -96.1      9,634     115,753   -91.7
Tahoe                 20,905    15,562     29.0    146,554     146,859    -0.2
Tracker                  933     2,368    -62.2     13,690      28,785   -52.4
TrailBlazer           28,175    17,246     56.8    207,855     197,366     5.3
Venture                5,375     7,858    -34.3     60,750      67,788   -10.4
................................................................................
    Avalanche          8,147     7,532      3.8     63,689      70,163    -9.2
    Silverado-C/K
      Pickup          77,007    50,594     46.1    526,911     516,916     1.9
Chevrolet Fullsize
  Pickups             85,154    58,126     40.6    590,600     587,079     0.6
................................................................................
  Chevrolet Total    193,476   135,950     36.6  1,406,839   1,395,211     0.8
-------------------------------------------------------------------------------
Canyon                 2,999         0    ***.*     18,854           0   ***.*
Envoy                 14,792     8,774     61.8    105,565      97,128     8.7
GMC C/T Series            11        81    -87.0        337       1,355   -75.1
GMC W Series             416       346     15.4      3,944       3,297    19.6
S/T Jimmy                  0         0    ***.*          0          52   ***.*
Safari (GMC)             406       964    -59.6      6,170       8,557   -27.9
Savana Panel/G Classic 1,816     1,310     33.1     15,164      14,961     1.4
Savana Special/G Cut     530       456     11.6     15,835       8,578    84.6
Savana/Rally             206       164     20.6      1,883       2,438   -22.8
Sierra                23,588    15,381     47.2    160,935     146,395     9.9
Sonoma                   162     2,502    -93.8      3,125      28,721   -89.1
Topkick 4/5 Series       452       503    -13.7      4,578       3,411    34.2
Topkick 6/7/8 Series     528       376     34.8      5,047       2,890    74.6
Yukon                  9,510     7,928     15.2     68,061      60,658    12.2
Yukon XL               7,338     6,800      3.6     48,228      47,548     1.4
     GMC Total        62,754    45,585     32.2    457,726     425,989     7.5
-------------------------------------------------------------------------------
HUMMER H1                 24        69    -66.6        340         531   -36.0
HUMMER H2              2,524     2,768    -12.5     19,944      24,922   -20.0
   HUMMER Total        2,548     2,837    -13.8     20,284      25,453   -20.3
-------------------------------------------------------------------------------
Bravada                  128       847    -85.5      1,737       6,520   -73.4
Silhouette               478       549    -16.4      6,129      12,047   -49.1
 Oldsmobile Total        606     1,396    -58.3      7,866      18,567   -57.6
-------------------------------------------------------------------------------
Other-Isuzu F Series     109       120    -12.8        937       1,099   -14.7
Other-Isuzu N Series     913       886     -1.1      9,661       8,499    13.7
 Other-Isuzu Total     1,022     1,006     -2.5     10,598       9,598    10.4
-------------------------------------------------------------------------------
Aztek                  1,524     1,208     21.1     16,901      21,559   -21.6
Montana                3,051     2,419     21.1     28,924      29,731    -2.7
   Pontiac Total       4,575     3,627     21.1     45,825      51,290   -10.7
-------------------------------------------------------------------------------
VUE                    6,397     6,550     -6.2     69,893      63,884     9.4
   Saturn Total        6,397     6,550     -6.2     69,893      63,884     9.4
-------------------------------------------------------------------------------
     GM Total        287,129   208,080     32.5  2,151,656   2,082,792     3.3
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   285,846   206,935     32.6  2,138,492   2,071,975     3.2
-------------------------------------------------------------------------------
GM Import              1,283     1,145      7.6     13,163      10,817    21.7
-------------------------------------------------------------------------------
     GM Total        287,129   208,080     32.5  2,151,655   2,082,792     3.3
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   283,161   204,790     32.7  2,116,080   2,052,791     3.1
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0           0   ***.*
-------------------------------------------------------------------------------
     GM Total        283,161   204,790     32.7  2,116,080   2,052,791     3.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2004
-------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                                September            January - September
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004        2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     25       24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            7,888     5,233     44.7     65,784      51,077    28.8
Cadillac Total         7,863     5,896     28.0     66,840      41,723    60.2
Chevrolet Total      193,325   135,809     36.7  1,405,691   1,394,111     0.8
GMC Total             62,419    45,320     32.2    454,479     423,453     7.3
HUMMER Total           2,548     2,837    -13.8     20,284      25,453   -20.3
Oldsmobile Total         606     1,396    -58.3      7,866      18,567   -57.6
Other-Isuzu Total        225       267    -19.1      1,830       2,417   -24.3
Pontiac Total          4,575     3,627     21.1     45,825      51,290   -10.7
Saturn Total           6,397     6,550     -6.2     69,893      63,884     9.4
    GM North America
      Total*         285,846   206,935     32.6  2,138,492   2,071,975     3.2
-------------------------------------------------------------------------------
Chevrolet Total          151       141      2.8      1,148       1,100    4.4
GMC Total                335       265     21.4      3,247       2,536   28.0
Other-Isuzu Total        797       739      3.5      8,768       7,181   22.1
    GM Import Total    1,283     1,145      7.6     13,163      10,817   21.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            7,888     5,233     44.7     65,784      51,077    28.8
Cadillac Total         7,863     5,896     28.0     66,840      41,723    60.2
Chevrolet Total      191,937   134,972     36.5  1,395,768   1,385,761     0.7
GMC Total             61,347    44,279     33.0    443,820     415,036     6.9
HUMMER Total           2,548     2,837    -13.8     20,284      25,453   -20.3
Oldsmobile Total         606     1,396    -58.3      7,866      18,567   -57.6
Pontiac Total          4,575     3,627     21.1     45,825      51,290   -10.7
Saturn Total           6,397     6,550     -6.2     69,893      63,884     9.4
    GM North America
      Total*         283,161   204,790     32.7  2,116,080   2,052,791     3.1
-------------------------------------------------------------------------------


          GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            7,888     5,233     44.7     65,784      51,077    28.8
Cadillac Total         7,863     5,896     28.0     66,840      41,723    60.2
Chevrolet Total      191,937   134,972     36.5  1,395,761   1,385,761     0.7
GMC Total             61,347    44,279     33.0    443,820     415,036     6.9
HUMMER Total           2,548     2,837    -13.8     20,284      25,453   -20.3
Oldsmobile Total         606     1,396    -58.3      7,866      18,567   -57.6
Pontiac Total          4,575     3,627     21.1     45,825      51,290   -10.7
Saturn Total           6,397     6,550     -6.2     69,893      63,884     9.4
    GM Total         283,161   204,790     32.7  2,116,080   2,052,791    3.1
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 10/01/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2004 Q3 #        463   746   1,209     398    189     151    1,947    16    43
O/(U) prior
forecast:@        (6)   15       9      (3)    (1)     (1)       4     0     0
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q4 #        479   801   1,280     448    193     167    2,088    17    45
O/(U) prior
forecast:@       (13)    3     (10)    (29)     4       5      (30)    0     0
                -------------------   ----- ------   ----  --------- ---  -----
===============================================================================
                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s       Car Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
   2000
1st Qtr.         746   775   1,521     572    118      40    2,251    24    13
2nd Qtr.         787   781   1,568     534    140      45    2,287    19    17
3rd Qtr.         689   630   1,319     374    151      53    1,897    16    18
4th Qtr.         671   694   1,365     513    135      47    2,060    18    17
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,893 2,880   5,773   1,993    544     185    8,495    77    65

   2001
1st Qtr.         580   634   1,214     538    138      51    1,941    18     9
2nd Qtr.         638   726   1,364     491    165      64    2,084    13    16
3rd Qtr.         574   664   1,238     373    146      74    1,832    11    15
4th Qtr.         573   721   1,294     441    127      67    1,929     9    16
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,365 2,745   5,110   1,842    575     256    7,786    51    56

   2002
1st Qtr.         600   753   1,353     456    131      65    2,005    11    11
2nd Qtr.         688   865   1,553     453    141      74    2,221    15    17
3rd Qtr.         568   740   1,308     408    132      87    1,935    19    20
4th Qtr.         602   824   1,426     453    157      81    2,117    14    25
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,458 3,182   5,640   1,770    561     307    8,278    59    73

   2003
1st Qtr.         591   860   1,451     491    127      77    2,146    19    24
2nd Qtr.         543   837   1,380     488    128      90    2,086    19    24
3rd Qtr.         492   753   1,245     393    135     120    1,893    20    17
4th Qtr.         558   827   1,385     446    157     133    2,121    16    20
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,184 3,277   5,461   1,818    547     420    8,246    74    85

   2004
1st Qtr.         525   820   1,345     463    158     116    2,082    19    19
2nd Qtr.         542   845   1,387     489    172     145    2,193    18    48
3rd Qtr. #       463   746   1,209     398    189     151    1,947    16    43
4th Qtr. #       479   801   1,280     448    193     167    2,088    17    45
               ----- -----   -----   -----    ---     ---    -----    --   ---
   CY #        2,009 3,212   5,221   1,798    712     579    8,310    70   155
               ----- -----   -----   -----    ---     ---    -----    --   ---

See note on next page

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  October 1, 2004               By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)